Exhibit 21

SUBSIDIARIES OF THE COMPANY

Legal Name	Domestic Jurisdiction	Doing Business As
American Imaging Management, Inc.	Illinois	AIM Specialty Health
America's 1st Choice of South Carolina, Inc.	South Carolina
America's Health Management Services, Inc.	South Carolina
AMERIGROUP Community Care of New Mexico, Inc.	New Mexico
AMERIGROUP Corporation	Delaware	AMERIGROUP CORPORATION; AGP Corporation; AMGP; AMGP Corporation; AMGP Missouri; Amerigroup
Amerigroup Delaware, Inc.	Delaware
Amerigroup District of Columbia, Inc.	District of Columbia
Amerigroup Health Plan of Louisiana, Inc.	Louisiana
Amerigroup Insurance Company	Texas
Amerigroup Iowa, Inc.	Iowa
Amerigroup IPA of New York, LLC	New York
Amerigroup Kansas, Inc.	Kansas
AMERIGROUP Maryland, Inc.	Maryland	AMERIGROUP Community Care
Amerigroup Mississippi, Inc.	Mississippi
AMERIGROUP New Jersey, Inc.	New Jersey	AMERIGROUP Community Care
AMERIGROUP Ohio, Inc.	Ohio	AMERIGROUP Community Care
Amerigroup Oklahoma Inc.	Oklahoma
Amerigroup Partnership Plan, LLC	Illinois
Amerigroup Pennsylvania, Inc.	Pennsylvania
AMERIGROUP Tennessee, Inc.	Tennessee	AMERIGROUP Community Care
AMERIGROUP Texas, Inc.	Texas	AMERIGROUP Community Care
AMERIGROUP Washington, Inc.	Washington
AMGP Georgia Managed Care Company, Inc.	Georgia	AMERIGROUP; AMERIGROUP Community Care; AMERIGROUP Georgia; AMGP Georgia
Anthem Blue Cross Life and Health Insurance Company	California
Anthem Financial, Inc.	Delaware
Anthem Health Plans of Kentucky, Inc.	Kentucky	Anthem Blue Cross and Blue Shield
Anthem Health Plans of Maine, Inc.	Maine	Anthem Blue Cross and Blue Shield; Associated Hospital Service
Anthem Health Plans of New Hampshire, Inc.	New Hampshire	Anthem Blue Cross and Blue Shield
Anthem Health Plans of Virginia, Inc.	Virginia	Anthem Blue Cross and Blue Shield
Anthem Health Plans, Inc.	Connecticut	Anthem Blue Cross and Blue Shield
Anthem Holding Corp.	Indiana	Anthem Properties, Inc.
Anthem Innovation Israel, Ltd.	Israel
Anthem Insurance Companies, Inc.	Indiana	Anthem Blue Cross and Blue Shield; Blue Cross and Blue Shield of Indiana; Empire Blue Cross-Retiree Solutions; Empire Blue Cross Blue Shield-Retiree Solutions; Anthem BC Health Insurance Company
Anthem Kentucky Managed Care Plan, Inc.	Kentucky	Anthem Blue Cross and Blue Shield Medicaid
Anthem Life & Disability Insurance Company	New York

Exhibit 21

Anthem Life Insurance Company	Indiana
Anthem Partnership Holding Company, LLC	Indiana
Anthem Services Company, LLC	Indiana
Anthem Southeast, Inc.	Indiana
Anthem UM Services, Inc.	Indiana
Anthem Workers' Compensation, LLC	Indiana
Applied Pathways LLC	Illinois
Arcus Enterprises, Inc.	Delaware
Aspire Health, Inc.	Delaware
Associated Group, Inc.	Indiana
ATH Holding Company, LLC	Indiana
Blue Cross Blue Shield Healthcare Plan of Georgia, Inc.	Georgia	Anthem Blue Cross and Blue Shield
Blue Cross Blue Shield of Wisconsin	Wisconsin	Anthem Blue Cross and Blue Shield
Blue Cross of California	California	Anthem Blue Cross
Blue Cross of California Partnership Plan, Inc.	California	Anthem Blue Cross Partnership Plan
CareMarket, Inc.	Indiana	Sydney Care
CareMore Health Plan	California
CareMore Health Plan of Arizona, Inc.	Arizona
CareMore Health Plan of Nevada	Nevada
CareMore Health Plan of Texas, Inc.	Texas
CareMore Health System	California
CareMore, LLC	Indiana
Cerulean Companies, Inc.	Georgia
Claim Management Services, Inc.	Wisconsin	Anthem Blue Cross and Blue Shield
Community Care Health Plan of Louisiana, Inc.	Louisiana	Healthy Blue
Community Care Health Plan of Nevada, Inc.	Nevada	Anthem Blue Cross and Blue Shield Healthcare Solutions; AMERIGROUP Community Care
Community Insurance Company	Ohio	Anthem Blue Cross and Blue Shield
Compcare Health Services Insurance Corporation	Wisconsin	Anthem Blue Cross and Blue Shield
Crossroads Acquisition Corp.	Delaware
DBG Holdings, Inc.	Indiana
DeCare Analytics, LLC	Minnesota
DeCare Dental Health International, LLC	Minnesota
DeCare Dental Insurance Ireland, Ltd.	Ireland
DeCare Dental Networks, LLC	Minnesota
DeCare Dental, LLC	Minnesota
DeCare Operations Ireland, Limited	Ireland
Delivery Network, LLC	Florida
Designated Agent Company, Inc.	Kentucky
EasyScripts Cutler Bay, LLC	Florida
EasyScripts Hialeah, LLC	Florida
EasyScripts Westchester, LLC	Florida
EasyScripts, LLC	Florida

Exhibit 21

EHC Benefits Agency, Inc.	New York
Empire HealthChoice Assurance, Inc.	New York	Empire Blue Cross; Empire Blue Cross Blue Shield
Empire HealthChoice HMO, Inc.	New York	Empire Blue Cross HMO; Empire Blue Cross Blue Shield HMO
Federal Government Solutions, LLC	Wisconsin
Freedom Health, Inc.	Florida
Global TPA, LLC	Florida
Golden West Health Plan, Inc.	California
Greater Georgia Life Insurance Company	Georgia	Anthem Life
Health Core, Inc.	Delaware
Health Management Corporation	Virginia	LiveHealth Online; HMC of Virginia; Health Management of Virginia
Health Ventures Partner, L.L.C.	Illinois
HealthKeepers, Inc.	Virginia
HealthLink HMO, Inc.	Missouri	HealthLink HMO
HealthLink Insurance Company	Illinois
HealthLink, Inc.	Illinois
HealthPlus HP, LLC	New York	Empire BlueCross BlueShield HealthPlus; Empire BlueCross HealthPlus
HealthSun Health Plans, Inc.	Florida
HealthSun Holdings, LLC	Florida
HealthSun Management, LLC	Florida
HealthSun Physicians Network I, LLC	Florida
HealthSun Physicians Network, LLC	Florida
Healthy Alliance Life Insurance Company	Missouri	Anthem Blue Cross and Blue Shield
HEP AP Holdings, Inc.	Delaware
Highland Acquisition Holdings, LLC	Delaware
Highland Holdco, Inc.	Delaware
Highland Intermediate Holdings, LLC	Delaware
Highland Investor Holdings, LLC	Delaware
HMO Colorado, Inc.	Colorado	HMO Colorado; HMO Nevada
HMO Missouri, Inc.	Missouri	Amerigroup Missouri; Anthem Blue Cross and Blue Shield
Imaging Management Holdings, LLC	Delaware
IngenioRx, Inc.	Indiana	Ingenio, Inc.; IngenioRx Administrators
Legato Health Technologies, LLP	India
Legato Health Technologies Philippines, Inc.	Philippines
Legato Holdings I, Inc.	Indiana
Legato Holdings II, LLC	Indiana
Living Complete Technologies, Inc.	Maryland	TAI Software, Inc.
Matthew Thornton Health Plan, Inc.	New Hampshire
Memphis Supportive Care Partnership, LLC	Tennessee
Meridian Resource Company, LLC	Wisconsin
Missouri Care, Incorporated	Missouri
Nash Holding Company, LLC	Delaware

Exhibit 21

National Government Services, Inc.	Indiana	NGS of Indiana
New England Research Institutes, Inc.	Massachusetts	Summit Community Care
NGS Federal, LLC	Indiana
Optimum Healthcare, Inc.	Florida
Park Square Holdings, Inc.	California
Park Square I, Inc.	California
Park Square II, Inc.	California
Pasteur Medical Bird Road, LLC	Florida
Pasteur Medical Center, LLC	Delaware
Pasteur Medical Cutler Bay, LLC	Florida
Pasteur Medical Group, LLC	Florida
Pasteur Medical Hialeah Gardens, LLC	Florida
Pasteur Medical Holdings, LLC	Florida
Pasteur Medical Kendall, LLC	Florida
Pasteur Medical Management, LLC	Florida
Pasteur Medical Miami Gardens, LLC	Florida
Pasteur Medical North Miami Beach, LLC	Florida
Pasteur Medical Partners, LLC	Florida
Resolution Health, Inc.	Delaware	Delaware Resolution Health, Inc.
RightCHOICE Managed Care, Inc.	Delaware	RightCHOICE Benefit Administrators; Anthem Blue Cross and Blue Shield
Rocky Mountain Hospital and Medical Service, Inc.	Colorado	Anthem Blue Cross and Blue Shield
SellCore, Inc.	Delaware	SellCore Insurance Services, Inc.
Simply Healthcare Plans, Inc.	Florida	Clear Health Alliance; Better Health; Amerigroup Florida
Southeast Services, Inc.	Virginia
State Sponsored DM Services, Inc.	Indiana	Amerigroup GBD Disease Management Program; Anthem GBD Disease Management Program Amerigroup GBD Behavioral Health; Anthem GBD Behavioral Health
The Anthem Companies of California, Inc.	California
The Anthem Companies, Inc.	Indiana
TrustSolutions, LLC	Wisconsin
UNICARE Health Plan of West Virginia, Inc.	West Virginia
UNICARE Illinois Services, Inc.	Illinois
UniCare Life & Health Insurance Company	Indiana	UNICARE Adjuster
UNICARE National Services, Inc.	Delaware
UniCare Specialty Services, Inc.	Delaware
Valus, Inc.	Indiana
WellCare of Nebraska, Inc.	Nebraska
Wellmax Health Medical Centers, LLC	Florida
Wellmax Health Physicians Network, LLC	Florida
WellPoint Acquisition, LLC	Indiana
WellPoint California Services, Inc.	Delaware
WellPoint Dental Services, Inc.	Delaware

Exhibit 21

WellPoint Health Solutions, Inc.	Indiana
WellPoint Holding Corp.	Delaware
WellPoint Information Technology Services, Inc.	California
WellPoint Insurance Services, Inc.	Hawaii
WellPoint Military Care Corporation	Indiana
Wisconsin Collaborative Insurance Company	Wisconsin
WPMI, LLC	Delaware